Exhibit 99.4

METRO CITY BANK

SECURITY AGREEMENT

This Security Agreement (hereinafter called “Agreement”) is between APH&R PROPERTY HOLDINGS, LLC (hereinafter the “Debtor”) and METRO CITY BANK (hereinafter called “Secured Party”).

1.             Grant of Security Interest.  Subject to the terms and conditions of this Agreement, Debtor, for consideration, and to secure the full and prompt payment, observance and performance when due of all present and future obligations and indebtedness of Debtor to Secured Party, whether at the stated time, by acceleration or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Agreement, and whether now or hereafter existing, or due or to become due, and whether such indebtedness from time to time is reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including without limitation, the following:

(a)           Any and all amounts owed by Debtor under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Term Note of even date herewith, in the original principal sum of Three Million Four Hundred Twenty-Five Thousand Five Hundred and No/100 Dollars ($3,425,500.00) (the “Note”), with interest thereon according to the provisions thereof, and all obligations thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

(b)           All sums advanced or expenses or costs paid or incurred (including without limitation reasonable attorneys’ fees and other legal expenses) by Secured Party pursuant to or in connection with the Note or any other agreements and documents in connection therewith plus applicable interest on such sums, expenses or costs; and

(c)           Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above; and

(d)           Any and all other indebtedness, obligations and liabilities of any kind, of Debtor to Secured Party, now or hereafter existing, absolute or contingent, joint and/or several, due or not due, secured or unsecured, arising by operation of law or otherwise, direct or indirect, including without limitation indebtedness, obligations and liabilities of Debtor to Secured Party as a manager of any partnership, syndicate or association or other group and whether incurred by Debtor as principal, surety, endorser, guarantor, accommodation party or otherwise, and any obligations which give rise to an equitable remedy for breach of performance if such breach gives rise to an obligation by Debtor to pay Secured Party;

Debtor hereby grants to Secured Party a security interest in the collateral described in Schedule 1 to this Agreement and made a part hereof and the proceeds of such collateral (hereinafter collectively called the “Collateral”).

2.             Representations, Warranties and Covenants of Debtor.  Debtor expressly represents, warrants and covenants as follows:

(a)           The address appearing with Debtor’s signature below is the address of Debtor’s chief executive office or, if Debtor has no place of business, Debtor’s residence.  If the Collateral is not located at Debtor’s address appearing below, it will be located at: 1516 South Cumberland Street, Little Rock, Arkansas 72202.

(b)           If Debtor does not keep the records concerning the Collateral and concerning general intangibles, mobile goods and contract rights at the address appearing below, these records will be located at: 1516 South Cumberland Street, Little Rock, Arkansas 72202.

(c)           Debtor will give Secured Party sixty (60) days prior written notice of any change in (i) Debtor’s chief executive office (or, if Debtor has no place of business, Debtor’s residence), the location of the Collateral or the location of the records described above, or (ii) the ownership of Debtor’s business, (iii) the principals responsible for the management of Debtor’s business, (iv) Debtor’s corporate structure or identity, or (v) Debtor’s name or trade name, or prior to commencing to use an assumed name not set forth in this Agreement.  Lender acknowledges that Debtor’s affiliate, APH&R NURSING, LLC will register or has registered the trade name “Abington Place Health & Rehab Center” and will operate the business under such name.

(d)           If any of the Collateral is to be or has been attached to real estate, the legal description of the real estate is attached to this Agreement as Schedule 2 and made a part hereof.

(e)           If Debtor does not have a record interest in the real estate described above, the record owner is indicated on the attached Schedule 2.

(f)            Without the prior written consent of Secured Party, Debtor will not move, sell, lease, permit any encumbrance on or otherwise dispose of the Collateral, other than its inventory in the ordinary course of its business.  Debtor represents and warrants that Debtor is the sole owner of the Collateral, free and clear of all liens, charges, interests, and encumbrances, other than in favor of Secured Party, that no other person or other entity has any interest in the Collateral whatsoever, and that Debtor will defend same against all adverse claims and demands.

(g)           Debtor will keep the Collateral insured by such companies, in such amounts and against such risks as shall be acceptable to Secured Party, with loss payable and additional insured clauses in favor of Secured Party as are satisfactory to Secured

Party.  Debtor will deposit such insurance policies with Secured Party.  Debtor hereby assigns to Secured Party and grants to Secured Party a security interest in any return of unearned premium due upon cancellation of any such insurance and directs the insurer thereunder to pay to Secured Party all amounts so due.  All amounts received by Secured Party in payment of insurance losses or return of unearned premium may, at Secured Party’s option, be applied to the indebtedness by Secured Party, or all or any part thereof may be used for the purpose of repairing, replacing or restoring the Collateral.  If Debtor fails to maintain satisfactory insurance, Secured Party shall have the option, but not the obligation, to obtain such insurance in such amounts as Secured Party deems necessary, and Debtor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Secured Party.

(h)           Debtor represents and warrants to Secured Party that all financial statements and credit applications delivered by Debtor to Secured Party accurately reflect the financial condition and operations of Debtor at the times and for the periods therein stated.  So long as this Agreement is in force and effect, Debtor agrees to deliver to Secured Party within 90 days after the end of each of Debtor’s fiscal years, a complete and accurate copy of Debtor’s compiled financial statements, including consolidated statements of cash flow, and a consolidated balance sheet and statement of income, together with all schedules, showing the consolidated financial position of Debtor at the close of such fiscal year, and concurrently therewith a certificate of its Manager or chief financial officer to the effect that such officer is not aware of any condition or event which constitutes a default under this Agreement or under any notes or other obligations of Debtor or which, with the mere passage of time or notice, or both, would constitute a default under this Agreement.

(i)            Secured Party shall not be deemed to have waived any of its rights in any Collateral unless such waiver is in writing and signed by an authorized representative of Secured Party.  No delay or omission by Secured Party in exercising any of Secured Party’s rights shall operate as a waiver thereof or of any other rights.  Secured Party shall have, in addition to all other rights and remedies provided by this Agreement or applicable law, the rights and remedies of a secured party under the Uniform Commercial Code.

(j)            Debtor will maintain the Collateral in good condition and repair and will pay promptly all taxes, levies, and encumbrances and all repair, maintenance and preservation costs pertaining to the Collateral.  If Debtor fails to make such payments, Secured Party shall have the option, but not the obligation, to pay the same and Debtor agrees to repay, with interest at the highest rate applicable to any indebtedness which this Agreement secures, all amounts so expended by Secured Party.  Debtor will at any time and from time to time, upon request of Secured Party, give any representative of Secured Party access during normal business hours to inspect the Collateral or the books and records thereof.

(k)           Debtor agrees to pay on demand, all expenses, including reasonable attorney fees and expenses, incurred by Secured Party in protecting or enforcing its rights in the Collateral or otherwise under this Agreement.  After deducting all said expenses, the remainder of any proceeds of sale or other disposition of the Collateral shall be applied to the indebtedness due Secured Party in such order of preference as Secured Party shall determine.

(l)            Debtor hereby agrees to faithfully preserve and protect Secured Party’s security interest in the Collateral at all times, and further agrees to execute and deliver, from time to time, any and all further, or other, documents, instruments, continuation statements and perform or refrain from performing such acts, as Secured Party may reasonably request to effect the purposes of this Agreement and to secure to Secured Party the benefits of all the rights, authorities and remedies conferred upon Secured Party by the terms of this Agreement.  Debtor shall permit, or cause to be permitted, at Debtor’s expense, representatives of Secured Party to inspect and make copies of the books and records of Debtor relating to the Collateral at any reasonable time during normal business hours upon prior written notice.

3.             Defaults.  The occurrence of any of the following events shall constitute a default (hereinafter called “Default”) hereunder:

(a)           The failure of Debtor to make any payment on any indebtedness to Secured Party whether pursuant to the Note or any other obligation to Secured Party, or a default in any provision of the Note or any other agreement or document secured hereby or any other encumbrance or agreement securing the Note, which is not cured within any applicable cure period;

(b)           The breach of or failure to perform promptly any obligation or covenant set forth in this Agreement, or the breach or the failure to perform promptly any obligation or covenant set forth in the Note or any other agreement secured hereby or securing the Note, which is not cured within any applicable cure period;

(c)           The suspension of business, insolvency, failure generally to pay debts as they became due, or the commission of any act constituting or resulting in a business failure, in each case on the part of Debtor’s business; the concealment or removal of any substantial portion of Debtor’s property with the intent to hinder, delay or defraud any one or more creditors, or the making of any other transfer which is fraudulent or otherwise voidable under the Bankruptcy Code or other applicable federal or state law; the existence or creation of any lien, including without limitation any tax or judgment lien, upon the Collateral or any substantial part of Debtor’s property; an assignment for the benefit of creditors; the commencement of any proceedings by or against Debtor (under the Bankruptcy Code or otherwise) seeking to adjudicate if bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for Debtor or for the Collateral or a substantial part of the property of Debtor; or the institution by Debtor or any other person or entity of any liquidation, dissolution or reorganization proceedings with respect to Debtor;

(d)           The failure to effectively and promptly discharge, stay or indemnify against, to Secured Party’s satisfaction, any lien or attachment against any of Debtor’s property or the Collateral;

(e)           Any representation or warranty contained herein or in any other document delivered by or on behalf of Debtor to Secured Party shall be false or misleading when made;

(f)            If Secured Party, in good faith, believes the prospect of payment secured by this Agreement is impaired, or believes that any of the Collateral is in danger of loss, misuse, seizure or confiscation;

(g)           Any guaranty of the obligations described herein ceases to be effective, except pursuant to a written release from Secured Party, or any guarantor denies liability thereunder, or one of the events described in Paragraph 3(c) hereof occurs with respect to any guarantor, or any default occurs under any such guaranty;

(h)           If Debtor is a corporation, the occurrence of any of the following without the Secured Party’s written consent: the sale, pledge or assignment by the shareholders of Debtor of any shares of stock of Debtor; the merger or consolidation of Debtor with another company or entity; the change of the Debtor’s name; the liquidation of Debtor; or the issuance by Debtor of any new stock or warrants, or the transfer of issued and outstanding treasury stock or warrants of Debtor.  If Debtor is a limited liability company, the sale, pledge, transfer or assignment of any of the Managers or members of Debtor of any of their interest in Debtor, or the withdrawal or the admittance of any Managers into Debtor without the prior written consent of Secured Party.  If Debtor is a partnership or joint venture, the occurrence of any of the following without Secured Party’s written consent: the sale, pledge, transfer or assignment by any of the partners or joint ventures of Debtor of any of their partnership or joint venture interest in Debtor; the withdrawal of any general partner(s) or joint venturer(s); or the admittance of any additional partner(s) or joint venturer(s) into Debtor;

(i)            The occurrence of any default, after the expiration of all cure periods, if any, or event of default under any other document or agreement securing or guaranteeing any of the obligations secured by the Agreement; or the occurrence of any default, after the expiration of all cure periods, if any or event of default due to any material indebtedness or obligation of Debtor to any third party that causes such third party to declare such indebtedness or other obligation due prior to its scheduled date of maturity; or

(j)      The occurrence of any default, after the expiration of all cure periods, if any, or event of default under or with respect to any obligation of Debtor to any affiliate of Secured Party (for the purposes of this subparagraph, “affiliate” is defined as METRO CITY BANK or any entity owned or controlled, directly or indirectly, by METRO CITY BANK).

4.             Remedies.

(a)           Upon the occurrence of any default under this Agreement, after the expiration of all cure periods, if any, Secured Party is authorized in its discretion to declare any or all of the indebtedness to be immediately due and payable without demand or notice to Debtor, and may exercise any one or more of the rights and remedies granted pursuant to this Agreement or given to a secured party under applicable law, including without limitation the Uniform Commercial Code, such rights and remedies to include without limitation the right to take possession and sell, lease or otherwise dispose of the Collateral.  If reasonable notice of any disposition of Collateral or other enforcement is required, such requirement will be met if such notice is mailed, postage pre-paid, to the address of Debtor shown below Debtor’s signature on this Agreement at least fifteen (15) days prior to the time of disposition or other enforcement.  Debtor agrees that upon demand by Secured Party after default, Debtor will promptly assemble the Collateral and make the Collateral available to Secured Party at a place convenient to Secured Party.

(b)           Debtor agrees that all of the Collateral and all of the other security which may be granted to Secured Party in connection with the obligations secured hereby constitute equal security for all of the obligations secured hereby, and agrees that Secured Party shall be entitled to sell, retain or otherwise deal with any or all of the Collateral, in any order or simultaneously as Secured Party shall determine in its sole and absolute discretion, free of any requirement for the marshaling of assets or other restriction upon Secured Party in dealing with the Collateral or such other security.

(c)           Upon the occurrence of any default under this Agreement, after the expiration of all cure periods, if any, Debtor hereby irrevocably constitute and appoints Secured Party (and any employee or agent of Secured Party) as Debtor’s true and lawful attorney-in-fact with full power of substitution, in Secured Party’s name or Debtor’s name or otherwise, for Secured Party’s sole use and benefit, at Debtor’s cost and expense, to exercise the following powers with respect to the Collateral:

1.             To demand, sue for collection, receive, and give acquittance for any and all monies due or owing with respect to the Collateral;

2.             To receive, take, endorse Debtor’s name on, assign and deliver any checks, notes, drafts, documents or other instruments taken or received by Secured Party in connection with the Collateral;

3.             To settle, compromise, prosecute, or defend any action or proceeding with respect to the Collateral;

4.             To sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds thereof, as fully as if Secured Party were the absolute owner thereof;

5.             To sign Debtor’s name to and file financing statements or such other documents and instruments as Secured Party may deem appropriate; and

6.             To take any and all action that Secured Party deems necessary or proper to preserve its interest in the Collateral, including without limitation, the payment of debts of Debtor that might impair the Collateral or Secured Party’s security interest therein, the purchase of insurance on the Collateral, the repair or safeguard of the Collateral, or the payment of taxes thereon; and

7.             To notify account debtors of Secured Party’s security interest in Debtor’s accounts and to instruct them to make payment directly to Secured Party.

(d)           Debtor agrees that the powers of attorney granted herein are coupled with an interest and shall be irrevocable until full, final and irrevocable payment and performance of the indebtedness secured hereby; and that neither Secured Party nor any officer, director, employee or agent of Secured Party shall be liable for any act or omission, or for any mistake or error of judgment, in connection with any such powers.

(e)           Notwithstanding the foregoing, Secured Party shall be under no duty to exercise any such powers, or to collect any amount due on the Collateral, to realize on the Collateral, to keep the Collateral, to make any presentment, demand or notice of protest in connection with the Collateral, or to perform any other act relating to the enforcement, collection or protection of the Collateral.

(f)            This Agreement shall not prejudice the right of Secured Party at its option to enforce the collection of any indebtedness secured hereby or any other instrument executed in connection with this transaction, by suit or in any other lawful manner.  No right or remedy is intended to be exclusive of any other right or remedy, but every such right or remedy shall be cumulative to every other right or remedy herein or conferred in any other agreement or document for the benefit of Secured Party, or now or hereafter existing at law or in equity.

(g)           Any action or proceeding to enforce this Agreement may be taken by Secured Party either in Debtor’s name or in Secured Party’s name, as Secured Party may deem necessary.

(h)           All rights of marshaling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by Debtor.

5.                                      Remedies Cumulative; Delay Not Waiver.

(a)           No right, power or remedy herein conferred upon or reserved to Secured Party hereunder is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.  Resort to any or all security now or hereafter held by Secured Party, may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both.

(b)           No delay or omission of Secured Party to exercise any right or power accruing upon the occurrence and during the continuance of any default as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given by this Agreement may be exercised from time to time, and as often as shall be deemed expedient, by Secured Party.

6.                                      Further Assurances; Certain Waivers.

(a)           Debtor agrees that, from time to time, at the expense of Debtor, Debtor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect the assignment and security interest granted or intended to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, Debtor shall:  (i) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to Secured Party such note or instrument duly endorsed (without recourse) and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; and (ii) execute and file such financing statements or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be reasonably necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the assignments and security interests granted or purported to be granted hereby.

(b)           Debtor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Debtor where permitted by law.  Copies of any such statement or amendment thereto shall promptly be delivered to Debtor.

(c)           Debtor shall pay all filing, registration and recording fees or re-filing, re-registration and re-recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Agreement, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.

(d)           Debtor hereby waives, to the maximum extent permitted by law (i) all rights under any law limiting remedies, including recovery of a deficiency, under an obligation secured by a mortgage on real property if the real property is sold under a power of sale contained in the mortgage, and all defenses based on any loss whether as a result of any such sale or otherwise; (ii) all rights under any law to require Secured Party to pursue any other person, any security which Secured Party may hold, or any other remedy before proceeding against Debtor; (iii)  all rights to participate in any security held by Secured Party until the obligations have been paid in full; and (iv) all rights to require Secured Party to give any notices of any kind including, without limitation, notices of nonpayment, nonperformance, protest, dishonor, default, delinquency or acceleration, or to make any presentments, demands or protests, except as expressly provided in this Agreement.  Secured Party shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Agreement conducted in a commercially reasonable manner.  Debtor hereby waives any claims against Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have obtained at a public sale or was less than the aggregate amount of the obligations, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree, provided that such private sale is conducted in a commercially reasonable manner.

7.                                      Miscellaneous.

(a)           This Agreement and the security interest in the Collateral created hereby shall terminate when the obligations and indebtedness hereunder have been fully, finally and irrevocably paid and all other obligations of Debtor to Secured Party have been performed in full.  Prior to such termination, this shall be a continuing agreement.

(b)           This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, construed and enforced in accordance with federal law and the laws of the State of Georgia, except and only to the extent of procedural matters related to the perfection and enforcement of Lender’s rights and remedies against the Collateral, which matters shall be governed by the laws of the state of Arkansas.  However, in the event that the enforceability or validity of any provision of this Agreement is challenged or questioned, such provision shall be governed by which whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision.  The loan transaction which is evidenced by this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Georgia.

(c)           DEBTOR AND SECURED PARTY BY ACCEPTANCE OF THIS AGREEMENT, EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION UNDER OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, AND IN NO EVENT SHALL SECURED PARTY BE LIABLE FOR PUNITIVE OR CONSEQUENTIAL DAMAGES.

(d)           This Agreement shall inure to the benefit of Secured Party, its successors and assigns and to any other holder who derives from Secured Party title to or an interest in the indebtedness which this Agreement secures, and shall be binding upon Debtor, its successors and assigns.

(e)           In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

(f)            Any provision to the contrary notwithstanding contained herein or in the Note or in any other instrument now or hereafter evidencing, securing or otherwise relating to any secured indebtedness, neither Secured Party nor any other holder of the secured indebtedness shall be entitled to receive or collect, nor shall Debtor be obligated to pay, interest on any of the secured indebtedness in excess of the maximum rate of interest at the particular time in question, if any, which, under applicable law, may be charged to Debtor (herein the “Maximum Rate”), provided that the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Debtor from time to time as of the effective time of each change in the Maximum Rate, and if any provision herein or in the Note or in such other instrument shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision herein or in the Note or in such other instrument.  The intention of the parties being to conform strictly to the usury limitations under applicable law, the Note, this Agreement, and each other instrument now or hereafter evidencing or relating to any secured indebtedness shall be held subject to reduction to the amount allowed under said applicable law as now or hereafter construed by the courts having jurisdiction.

(g)           All notices pursuant to this Security Agreement shall be in writing and shall be directed to the addresses set forth below or such other address as may be specified in writing, by certified or registered mail, return receipt requested by the party to which or whom notices are to be given.  Notices shall be deemed to be given three (3) days after mailing by depositing same in any United States post office station or letter box in a post-paid envelope.

(h)           The singular used herein shall include the plural.

(i)            If more than one party shall execute this Agreement as “Debtor”, the term “Debtor” shall mean all such parties executing this Agreement, and all such parties shall be jointly and severally obligated hereunder.

(j)            A photocopy or other reproduction of this Agreement or of any financing statement is sufficient as a financing statement and may be filed as a financing statement in any government office.

(k)           THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

Dated:  April 30, 2012.

DEBTOR:

APH&R PROPERTY HOLDINGS, LLC

By:	/s/ Christopher F. Brogdon	(L.S.)
Christopher F. Brogdon, Manager

Addresses of Debtor:
3050 Peachtree Road, NW, Suite 355
Two Buckhead Plaza
Atlanta, Georgia 30305